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                                                                 Exhibit 10(hhh)

                             THIRD AMENDMENT TO THE
                   AMENDED AND RESTATED DEVELOPMENT AGREEMENT
                                  BY AND AMONG
           THE CITY OF DETROIT, THE ECONOMIC DEVELOPMENT CORPORATION
                           OF THE CITY OF DETROIT AND
                         DETROIT ENTERTAINMENT, L.L.C.

     THIS THIRD AMENDMENT (the "Third Amendment") to that certain Amended and Restated Development Agreement, dated as of April 9,1998, as amended by the First Amendment dated June 25, 1998 and by the Second Amendment dated December, 1999, by and among the City of Detroit (the "City"), the Economic Development Corporation of the City of Detroit (the "EDC") and Detroit Entertainment, L.L.C., a Michigan limited liability company ("Developer") for the City of Detroit Casino Development Project (the "Development Agreement") is made on this

30/th/ day of November, 2000 by and among the City, the EDC and the Developer.
------

     WHEREAS, the City, EDC and Developer have previously entered into the Development Agreement, and

     WHEREAS, it is the desire of the parties to enter into this Third Amendment to amend certain provisions of the Development Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the covenants herein contained, the parties agree as follows:

1. All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Development Agreement.

2.   Section 2.4(d) of the Development Agreement is hereby amended by deleting
     --------------
     the reference to "December 31, 2000" in such section and substituting in its place "December 31, 2001."

3.   Section 20.8 of the Development Agreement is hereby amended such that after
     ------------
     amendment it reads as follows.

          "20.8 Restriction on Payments. Developer covenants and agrees that
                -----------------------
     until the Completion Date, Developer shall not declare or pay any dividends or make any other distributions to any members of Developer or their respective Affiliates except:

          (a)  for Permitted Affiliate Payments; or

          (b) provided Developer is not otherwise then restricted in making distributions under Section 7.13;
                                   ------------

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               (1)  for distributions to Atwater Casino Group, L.L.C.; and

               (2) for distributions to Circus Circus Michigan, Inc. made subsequent to the completion of the construction of the foundation for any Covered Component.

          (c)  Notwithstanding and in addition to the limitations imposed by

               Section 20.8(b), distributions to Developer's members (other than
               ---------------
               those permitted by Sections 20.8(a) and 20.8(b)(1)) shall be
                                  ----------------     ----------
               suspended during any period in which either of the following conditions exists: (i) Developer's Schematic Design Documents have not been submitted to the PM for review or approval, provided thav such distributions shall not be suspended under this Section 20.8(c)(i) during the one hundred twenty (120) day
                    ------------------
               period after the Closing Date; or (ii) construction of the Casino Complex is not at least fifty percent (50%) completed, as certified by Developer's architect, provided that such distributions shall not be suspended under this Section
                                                               -------
               20.8(c)(ii) during the twenty-four (24) month period after
               -----------
               issuance of the Building Permit.

          (d)  For purposes of Section 20.8(b) and (c) "distributions" shall
                               ---------------
               include any loans or advances made to Developer's members."

4. Except as amended by this Third Amendment, the Development Agreement is reaffirmed in all respects, and shall remains in full force and effect.

5. This Third Amendment shall become effective on the date on which all of the following have been accomplished: this Third Amendment has been executed by all parties hereto and the City Council has duly approved the last of the following, (i) this Third Amendment; and (ii) a third amendment to the amended and restated development agreements of each of the Other Land-Based Casino Developers containing substantially the same terms and conditions as sei forth in this Third Amendment.

6. This Third Amendment may be executed in counterparts, each of which shall be deemed to be an original document and together shall constitute one instrument.

                            [signature page follows]

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    IN WITNESS WHEREOF, the parties hereto have set their hands and had their seals affixed on the dates set forth after their respective signatures.

                              CITY OF DETROIT,
                              a municipal corporation


                              By:   DENNIS ARCHER
                                    -------------------------------------------
                              Its:    Mayor
                                     ------------------------------------------

                              THE ECONOMIC DEVELOPMENT
                              CORPORATION OF THE CITY OF DETROIT,
                              a Michigan public body corporate

                              By: C. BETH DUNCOMBE
                                 ----------------------------------------------
                              Its: Authorized Agent
                                   --------------------------------------------


                              By: ART PAPAPANOS
                                 ----------------------------------------------
                              Its: Authorized Agent
                                   --------------------------------------------


                              DETROIT ENTERTAINMENT, L.L.C.,
                              a Michigan limited liability company


                              By:  Circus Circus Michigan, Inc.,
                                   a Michigan corporation, one of its members

                                   By: GLENN SCHAEFFER
                                       ---------------------------------------
                                   Its: President
                                       ----------------------------------------

                              By: Atwater Casino Group, L.L.C., a Michigan limited liability company, one of its members

                                   By:  Atwater Management Corporation, a
                                        Delaware corporation, its manager

                                        By: VIVIAN CARPENTER
                                            -----------------------------------
                                        Its: Vice President
                                            -----------------------------------

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